                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 31, 1997


                        HOME PROPERTIES OF NEW YORK, INC.
             (Exact name of Registrant as specified in its Charter)


MARYLAND                            1-13136                          16-1455126
(State or other jurisdiction      (Commission file number)      (I.R.S. Employer
of incorporation or organization                                  Identification
                                                                         Number)


                               850 CLINTON SQUARE
                            ROCHESTER, NEW YORK 14604
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                                 Not applicable
          (Former name or former address, if changed since last report)


                                                       Consecutive No. Page 1 of
                                                           Exhibit Index at Page

                        HOME PROPERTIES OF NEW YORK, INC.
                                 CURRENT REPORT
                                   ON FORM 8-K

Item 2. Acquisition of Assets.

Home Properties of New York, L.P. (the "Operating Partnership"), a New York limited partnership purchased, in unrelated transactions, four multifamily residential properties and in two separate transactions purchased four additional multifamily residential properties. Collectively, these acquisitions are deemed "significant acquisitions" pursuant to the regulations of the Securities and Exchange Commission governing the reporting of transactions under the Current Report on Form 8-K.

Home Properties of New York, Inc. (the "Company") is the sole general partner and holder, directly and indirectly through Home Properties Trust in which the Company holds 100% of the beneficial interests, of approximately 53.6 percent of the limited partnership interests in the Operating Partnership.

Hill Court South and Hudson Arms Apartments. On October 31, 1997, the Operating Partnership acquired Hill Court Apartments South and all of the equity interests in Lobozzo and Company for a combined purchase price of $6.6 million, which was paid by the issuance of 269,934 limited partnership units in the Operating Partnership. Hill Court Apartments South is a 95 unit apartment community. Lobozzo and Company was the owner of a 135 unit apartment community known as Hudson Arms Apartments. The communities are located in the Rochester, New York suburb of Irondequoit, are approximately 35 years old and were 87% occupied at the time of closing. Hill Court Apartments South were owned by Hill Court South Apartment Company. The former partners of Lobozzo and Company whose interests were acquired by the Operating Partnership are Michael E. McCusker, Claude S. Fedele, Geraldine B. Lynch, Richard M. Bachelder, Jack P. Schifano and Joseph M. Lobozzo, II.

Cloverleaf Apartments. On November 3, 1997, the Operating Partnership acquired the Cloverleaf Apartments, a 148 unit apartment community located in Pittsburgh, Pennsylvania. The purchase price of $3.0 million was financed under the Operating Partnership's line of credit, which bears interest at 125 basis points over the 30 day LIBOR rate or, at the Operating Partnership's option, at a money market rate quoted by the lender and acceptable to the Operating Partnership. The community is approximately 40 years old and was 94% occupied at the time of closing. Cloverleaf Apartments were owned by Hudson Palisades Associates.

Scotsdale Apartments. On November 26, 1997, the Operating Partnership acquired the Scotsdale Apartments, a 376 unit apartment community located in the Detroit suburb of Westland. The purchase price of $13.6 million was paid in cash drawn under the Operating Partnership's line of credit, which is described above. The community is approximately 24 years old and was 97% occupied at the time it was acquired. The Scotsdale Apartments were owned by the Trusts of Estelle Kahn, Kopel I. Kahn, Jerome M. Keywell, Rita Keywell, J. Phillip Levant and Ethel Levant.

Candlewood Apartments. On February 9, 1998, the Operating Partnership acquired the Candlewood Apartments, a 310 unit apartment community located in Mishawaka, Indiana, a suburb of South Bend. The purchase price of $13,350,000 was paid in cash drawn under the Company's line of credit to pay off the existing mortgage and to fund closing costs and by issuance of 185,778 limited partnership units in the Operating Partnership. The community was built in phases between 1984 and 1989 and was 9 Apartments were previously owned by Donald H. Schefmeyer and Stephen W. Hall.6% occupied at closing. Candlewood Apartments were previously owned by Donald H. Schefmeyer and Stephen W. Hall.

Cedar Glen Apartments. On March 2, 1998, the Operating Partnership acquired the Cedar Glen Apartments, a 110-unit apartment community located in Philadelphia, Pennsylvania. The purchase price of $2,600,000 was paid in cash drawn under the Company's line of credit. The community is approximately 32 years old and was 95% occupied at the time of closing. Cedar Glen Apartments was previously owned by Cedar Glen Associates.

Park Shirlington Apartments and Braddock Lee Apartments. On March 13, 1998, the Operating Partnership acquired Park Shirlington Apartments, a 294-unit apartment community located in Arlington, Virginia, and Braddock Lee Apartments, a 254-unit apartment community located in Alexandria, Virginia, for a combined purchase price of $26,400,000, which was paid for by the issuance of 994,620 limited partnership units in the Operating Partnership. The communities are approximately 44 years old and were 97% occupied at the time of closing. Park Shirlington Apartments was previously owned by Park Shirlington Apartments Limited Partnership. Braddock Lee Apartments was previously owned by Braddock Lee Apartments Limited Partnership.

None of the above sellers were affiliated with the Operating Partnership, the Company, any directors or officers of the Company or any affiliates of any such director or officer. The properties were all previously operated as multifamily apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities.

The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

Item 5. On March 20, 1998, the Company announced that the Operating Partnership had entered into various agreements to purchase 4,452 apartment units for a combined price of approximately $174 million. A copy of the press release is attached hereto as an exhibit.

Item 7. Financial Statements and Exhibits.

          a.   Financial Statements of the business acquired:

                    Audited  statement  of  revenues  and  certain  expenses  of
               Candlewood Apartments for the year ended December 31, 1997.

                    Audited  statement of revenues and certain  expenses of Park
               Shirlington Apartments and Braddock Lee Apartments combined for the year ended December 31, 1997.

          b.   Pro Forma Financial Information:

                    Pro  forma  condensed  consolidated  balance  sheet  of  the
               Company as of December 31, 1997 and related notes (unaudited).

                    Pro  forma  consolidated  statement  of  operations  of  the
               Company for the year ended December 31, 1997 (unaudited).

                    Notes to the pro forma consolidated  statement of operations of the Company for the year ended December 31, 1997 (unaudited).

          c.   Exhibits:

                    Exhibit 2.1 - Purchase  and Sale  Agreements  dated June 17,
               1997 among Home Properties of New York, L.P. and various individuals relating to Hill Court Apartments South and Hudson Arms Apartments, together with a letter amendment dated September 24, 1997.

                    Exhibit 2.2 - Contract  of Sale,  dated  October  10,  1997, between Home Properties of New York, L.P. and Hudson Palisades Associates relating to Cloverleaf Apartments.

                    Exhibit 2.3 -  Contribution  Agreement,  dated  November 17,
               1997 among Home Properties of New York, L.P. and various trusts relating to Scotsdale Apartments.

                    Exhibit 2.4 - Contribution Agreement, dated November 7, 1997 among Home Properties of New York, L.P. and Donald H. Schefmeyer and Stephen W. Hall relating to Candlewood Apartments, together with Amendment No. One dated December 3, 1997.

                    Exhibit 2.5 - Purchase and Sale Agreement dated November 26,
               1997 by and between Home Properties of New York, L.P. and Cedar Glen Associates.

                    Exhibit  2.6 -  Contribution  Agreement  dated March 2, 1998 among Home Properties of New York, L.P., Braddock Lee Limited Partnership and Tower Construction Group, LLC.

                    Exhibit  2.7 -  Contribution  Agreement  dated March 2, 1998 among Home Properties of New York, L.P., Park Shirlington Limited Partnership and Tower Construction Group, LLC.

                    Exhibit 2.8 - Press Release Issued on March 20, 1998

                    Exhibit 23.0 - Consent of Coopers and Lybrand, L.L.P.

                              Candlewood Apartments
                                      _____
                   Statement of Revenues and Certain Expenses
                                December 31, 1997

Report of Independent Accountants




To the Board of Directors and Stockholders of Home Properties of New York, Inc.



We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of Candlewood Apartments for the year ended December 31, 1997. The statement of revenues and certain expenses is the responsibility of Candlewood Apartments' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Candlewood Apartments' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Candlewood Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                    /s/ Coopers & Lybrand L.L.P.
                                                        COOPERS & LYBRAND L.L.P.



Rochester, New York
March 16, 1998

Candlewood Apartments
Statement of Revenues and Certain Expenses
(In Thousands)








                                       Year Ended
                                      December 31,
                                           1997


Revenues:
   Rental income                         $2,242
   Other income                              45
                                         ------

                                          2,287
                                         ------

Certain expenses:
   Property operating and maintenace        644
   Real estate taxes                        247
                                         ------

                                            891
                                         ------

Revenues in excess of ceratin expenses   $1,396
                                         ------



The accompanying note is an integral part of the financial statement.

Candlewood Apartments
Note to Statement of Revenues and Certain Expenses
December 31, 1997



1.   Basis of Presentation and Summary of Significant Accounting Policies

     Business

     The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Candlewood Apartments, a residential property owned by parties not related to Home Properties of New York, Inc. (the "Company").

     The Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of Candlewood Apartments, a 310 unit apartment community located in Mishawaka, Indiana, on February 9, 1998.

     Basis of Presentation

     The accompanying financial statement is not representative of the actual operations of Candlewood Apartments for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of Candlewood Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Candlewood Apartments. The Company is not aware of any material factors relating to Candlewood Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

     Revenue Recognition

     Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

     Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Park Shirlington and Braddock Lee Apartments
                                      _____
                   Statement of Revenues and Certain Expenses
                                December 31, 1997

Report of Independent Accountants




To the Board of Directors and Stockholders of Home Properties of New York, Inc.



We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of the Park Shirlington and Braddock Lee Apartments for the year ended December 31, 1997. The statement of revenues and certain expenses is the responsibility of the Park Shirlington and Braddock Lee Apartments' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Park Shirlington and Braddock Lee Apartments' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of the Park Shirlington and Braddock Lee Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




                                                    /s/ Coopers & Lybrand L.L.P.
                                                        COOPERS & LYBRAND L.L.P.

Rochester, New York
March 18, 1998

Park Shirlington and Braddock Lee Apartments
Statement of Revenues and Certain Expenses
(In Thousands)

                                        Year Ended
                                        December 31,
                                             1997
                                             --

Revenues:

   Rental income                          $4,642
   Other income                              128
                                          ------

                                           4,770
                                          ------

Certain expenses:
   Property operating and maintenance      1,837
   Real estate taxes                         241
                                           -----

                                           2,078
                                          ------

Revenues in excess of certain expenses    $2,692
                                          ======



The accompanying note is an integral part of the financial statement.

Park Shirlington and Braddock Lee Apartments
Note to Statement of Revenues and Certain Expenses
December 31, 1997



1.   Basis of Presentation and Summary of Significant Accounting Policies

     Business

     The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of the Park Shirlington and Braddock Lee Apartments, 2 residential properties owned by parties not related to Home Properties of New York, Inc. (the "Company").

     The Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of the Park Shirlington and Braddock Lee Apartments, 548 apartment units located in 2 communities in suburban markets in Northern Virginia, on March 13, 1998.

     Basis of Presentation

     The accompanying financial statement is not representative of the actual operations of the Park Shirlington and Braddock Lee Apartments for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of the Park Shirlington and Braddock Lee Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of the Park Shirlington and Braddock Lee Apartments. The Company is not aware of any material factors relating to the Park Shirlington and Braddock Lee Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

     Revenue Recognition

     Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

     Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        HOME PROPERTIES OF NEW YORK, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1997
                            (Unaudited, In Thousands)


This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Candlewood Apartments, Cedar Glen Apartments and Park Shirlington and Braddock Lee Apartments on December 31, 1997. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Candlewood Apartments and Park Shirlington and Braddock Lee Apartments on December 31, 1997 and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Candlewood Apartments, Cedar Glen Apartments and Park Shirlington and Braddock Lee Apartments have been made.



                                                               As of December 31, 1997

                             Home                                        Park
                       Properties    Candlewood    Cedar Glen   Shirlington &
                      of New York    Apartments    Apartments    Braddock Lee         Pro Forma        Company
                         Inc. (A)             (B)             (B)Apartments (B) Adjustments (C)        Pro Forma

ASSETS
Real estate, net        $478,597      $6,506          $250          $3,758       $31,836 (D)        $520,947
Cash and cash
  equivalents              3,809                                                                       3,809
Other assets              61,417                                                                      61,417
Total assets            $543,823      $6,506          $250          $3,758       $31,836            $586,173

LIABILITIES
Mortgage notes
  payable               $210,096      $               $             $            $                  $210,096
Line of credit             8,750                                                  11,069              19,819
Other liabilities         16,698                                                                      16,698
Total Liabilities        235,544                                                  11,069             246,613

Minority interest        156,847                                                  31,281 (E)         188,128

STOCKHOLDERS
 EQUITY
Common stock            $     93                                                                     $    93
Additional paid-in
  capital                176,021                                                                     176,021
Accumulated deficit     ( 19,700)      6,506           250           3,758       (10,514) (F)       ( 19,700)
Treasury stock, at cost (    426)                                                                     (  426)
Officer and Director
  notes for stock
  purchases             (  4,556)                                                                   (  4,556)

Total stockholders'
  equity                 151,432       6,506           250           3,758       (10,514)            151,432
Total liabilities and
  stockholders'
  equity                $543,823      $6,506          $250          $3,758       $31,836            $586,173


                        HOME PROPERTIES OF NEW YORK, INC.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997
                            (Unaudited, In Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of December 31, 1997 as reported on Form 10-K.

     The Company's historical audited consolidated balance sheet includes the balance sheet of Hill Court South and Hudson Arms Apartments (acquired October 31, 1997), Cloverleaf Apartments (acquired November 3, 1997), and Scotsdale Apartments (acquired November 26, 1997). The acquisitions were recorded as follows:


                                                              Appliances &          Other           Purchase
                                    Land       Building          Equipment         Assets              Price

         Hill Court South
         and Hudson Arms
         Apartments               $  805        $ 5,565               $230            $64           $  6,664  (1)
         Cloverleaf                  370          2,482                148                             3,000  (2)
         Scotsdale                 1,692         11,532                376                            13,600  (2)
         Total                    $2,867        $19,579               $754            $64            $23,264


         (1) Funded by the issuance of 269,934 units at $24.69 per unit.

         (2) Funded with Company's line of credit.

(B)  Reflects  the  Candlewood  Apartments,   Cedar  Glen  Apartments  and  Park
     Shirlington and Braddock Lee Apartments historical balance sheets as of December 31, 1997 for the assets/liabilities acquired by the Company.

(C) The pro forma adjustments reflect the purchase of Candlewood Apartments, Cedar Glen Apartments and Park Shirlington and Braddock Lee Apartments, acquired February 9, 1998, March 2, 1998 and March 13, 1998, respectively. The purchase price was allocated as follows:


                                                                                   Appliances &       Purchase
                                                      Land       Building             Equipment          Price

         Candlewood Apartments                      $1,550        $11,490                  $310        $13,350
         Cedar Glen Apartments                         715          1,775                   110          2,600
         Park Shirlington and
         Braddock Lee Apartments                     8,220         17,632                   548         26,400

                                                   $10,485        $30,897                  $968        $42,350


     The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the cash purchase price over the historical seller's cost basis as follows:


                                                        Purchase              Historical             Pro Forma
                                                           Price              Cost Basis           Adjustments

         Candlewood Apartments                           $13,350                  $6,506               $ 6,844
         Cedar Glen Apartments                             2,600                     250                 2,350
         Park Shirlington and
           Braddock Lee Apartments                        26,400                   3,758                22,642

                                                         $42,350                 $10,514               $31,836


(E) Reflects the 185,778 units issued at $26.27 per unit and 994,620 units issued at $26.54 per unit for the acquisition of Candlewood Apartments and Park Shirlington and Braddock Lee Apartments, respectively.

(F)  Represents historical seller's capital account zeroed out.

                        HOME PROPERTIES OF NEW YORK, INC.
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
           (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the acquisitions of Hill Court South and Hudson Arms Apartments, Cloverleaf Apartments, Scotsdale Apartments, Candlewood Apartments, Cedar Glen Apartments and Park Shirlington and Braddock Lee Apartments had occurred on January 1, 1997. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of Candlewood Apartments and Park Shirlington and Braddock Lee Apartments and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of Hill Court South and Hudson Arms Apartments, Cloverleaf Apartments, Scotsdale Apartments, Candlewood Apartments, Cedar Glen Apartments and Park Shirlington and Braddock Lee Apartments.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.


                                                              For the Year Ended December 31, 1997

                                            Hill Court/
                                                Hudson,                                      Park
                            Home Properties Cloverleaf &                            Shirlington &
                           of New York, Inc.  Scotsdale    Candlewood   Cedar Glen   Braddock Lee   Pro Forma      Company
                              Historical (A)  Apts. (B)     Apts. (C)    Apts. (C)      Apts. (C)  Adjustment     Pro Forma
Revenues:
  Rental income                      $64,002     $3,949        $2,242         $516         $4,642     $             $75,351
  Property other income                2,222         94            45           13            128                     2,502
  Other income                         3,473         16                                                               3,489
Total revenues                        69,697      4,059         2,287          529          4,770                    81,342

Expenses:
  Operating and maintenance           31,317      2,103           891          223          2,078                    36,612
  General and administrative           2,255                                                             100(D)       2,355
  Interest                            11,967                                                           1,905(E)      13,872
  Depreciation and amortization       11,200                                                           1,539(F)      12,739

Total expenses                        56,739      2,103           891          223          2,078      3,544         65,578

Income before loss on
  disposition of property ,
  minority interest and
  extraordinary item                  12,958      1,956         1,396          306          2,692     (3,544)        15,764

Loss on disposition of property        1,283                                                                          1,283

Income before minority interest
  and extraordinary item             $11,675     $1,956        $1,396       $  306         $2,692     ($3,544)       14,481

Minority interest of Unit holders                                                                                     6,078

Income before extraordinary item                                                                                      8,403

Extraordinary item, prepayment penalties                                                                            (   957)
net of $817 allocated to minority interest

Net income                                                                                                          $ 7,446

Basic earnings per shared data:
         Income before extraordinary item                                                                            $ 1.13
         Extraordinary item                                                                                         ($ 0.13)
         Net Income                                                                                                  $ 1.00

Diluted earnings per share data:
         Income before extraordinary item                                                                            $ 1.11
         Extraordinary item                                                                                         ($ 0.13)
         Net Income                                                                                                  $ 0.98

Weighted average number of shares outstanding:
         Basic                                                                                                    7,415,888
         Diluted                                                                                                  7,558,167


                        HOME PROPERTIES OF NEW YORK, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                            (Unaudited, In Thousands)

(A) Reflects the historical consolidated statement of operations for the Company for the year ended December 31, 1997.

(B) Reflects the combined historical revenues and certain expenses of Hill Court/Hudson, Cloverleaf and Scotsdale Apartments which were not owned by the Company for the period January 1, 1997 through the respective dates of acquisition.

(C) Reflects the historical revenues and certain expenses of Candlewood Apartments, Cedar Glen Apartments and Park Shirlington and Braddock Lee Apartments which were not owned by the Company for the year ended December 31, 1997.

(D)  Reflects additional general and administrative expenses.

(E) Reflects the increase related to debt borrowed to finance the acquisitions. The interest is calculated as follows:

                                           Principal
                                           Balance         Interest
         Line of credit average
         of 7.32%:

         Cloverleaf Apartments
         (for the period
         1/1/97-11/3/97)                   $   3,000        $183

         Scotsdale Apartments
         (for the period
         1/1/97-11/26/97)                     13,600         912

         Candlewood Apartments
         (for the period
         1/1/97-12/31/97)                      8,469         620

         Cedar Glen Apartments
         (for the period 1/1/97 -
         12/31/97)                             2,600         190

                                             $27,669      $1,905


(F) Reflects depreciation and amortization related to the acquisition. See Notes on page 14 for further information on useful lives of these assets.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HOME PROPERTIES OF NEW YORK, INC.
                                            (Registrant)

                                    Date:  March 23, 1998

                                    By:     /s/ David P. Gardner
                                            David P. Gardner
                                            Vice President
                                            Chief Financial Officer and
                                            Treasurer

                                    Date:  March 23, 1998

                                    By:     /s/ David P. Gardner
                                            David P. Gardner
                                            Vice President
                                            Chief Financial Officer and
                                            Treasurer

                        HOME PROPERTIES OF NEW YORK, INC.

                                  EXHIBIT INDEX




                                                                                Location

Exhibit 2.1

Purchase and Sale Agreements dated June 17, 1997 among
Home Properties of New York, L.P. and various individuals
relating to Hill Court Apartments South and Hudson Arms                         Previously filed as an Exhibit to
Apartments together with a letter amendment dated                               Form 8-K filed on 2/20/98.
September 24, 1997


Exhibit 2.2

Contract of Sale, dated October 10, 1997, between Home
Properties of New York, L.P. and Hudson Palisades Associates                    Previously filed as an Exhibit to
relating to Cloverleaf Apartments                                               Form 8-K filed on 2/20/98.

Exhibit 2.3

Contribution Agreement, dated November 17, 1997 among Home
Properties of New York, L.P. and various trusts relating                        Previously filed as an Exhibit to
to Scotsdale Apartments                                                         Form 8-K filed on 2/20/98.

Exhibit 2.4

Contribution Agreement, dated November 7, 1997,
among Home Properties of New York, L.P. and
Donald H. Schefmeyer and Stephen W.
Hall relating to Candlewood Apartments, together with                           Previously filed as an Exhibit to
Amendment No. One, dated December 3, 1997                                       Form 8-K filed on 2/20/98.

Exhibit 2.5

Purchase and Sale Agreement, dated November 26, 1997 by
and between Home Properties of New York, L.P., and Cedar
Glen Associates.                                                                Pages _____ to _____

Exhibit 2.6

Contribution Agreement, dated March 2, 1998 among
Home Properties of New York, L.P., Braddock Lee Limited
Partnership and Tower Construction Group, LLC.                                  Pages _____ to _____




Exhibit 2.7

Contribution Agreement, dated March 2, 1998 among
Home Properties of New York, L.P., Park Shirlington
Limited Partnership and Tower Construction Group, LLC.                          Pages _____ to _____

Exhibit 2.8

Press Release Issued on March 20, 1998                                          Pages _____ to _____

Exhibit 23.0

Consent of Coopers & Lybrand, L.L.P.                                            Pages ____ to _____


Note:    Omitted Schedules and Exhibits to the foregoing will be supplied upon request.